UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 3, 2012

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 7.01.         Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 of Form 8-K.

W. R. Grace & Co. (“Grace”) has prepared presentation materials (the “Company Overview Presentation”) that management intends to use from time to time on or after April 3, 2012 in presentations about Grace’s operations and performance.  Grace may use the Company Overview Presentation, possibly with modifications, in presentations to current and potential investors, lenders, creditors, business partners, acquisition candidates, asset sellers, vendors, customers, employees and others with an interest in Grace and its business.

The information contained in the Company Overview Presentation is summary information that should be considered in the context of Grace’s filings with the Securities and Exchange Commission and other public announcements that Grace may make by press release or otherwise from time to time.  The Company Overview Presentation speaks as of the date of this Report.  While Grace may elect to update the Company Overview Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, Grace specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Company Overview Presentation, Grace makes no admission as to the materiality of any information in this Report, including without limitation the Company Overview Presentation.  The Company Overview Presentation may contain forward-looking statements.  See Page 2 of the Company Overview Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Company Overview Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.  The information set forth in this Report, including without limitation the Company Overview Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Company Overview Presentation is available on the Grace website at www.grace.com and a hard copy may be obtained free of charge by contacting Grace Shareholder Services at 410-531-4167.  Materials on the Grace website are not part of or incorporated by reference into this Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits

99.1                       Company Overview Presentation*

*                                           Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act  or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ HUDSON LA FORCE III
Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: April 3, 2012